SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 15, 2003
                      ------------------------------------


                  CITIBANK (SOUTH DAKOTA), National Association
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)





                                       1


ITEM 5. OTHER EVENTS.

     Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the Master Trust's assets and the collateral certificate for the due period ending December 26, 2002 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.












                                          2



Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending December 26, 2002 and the related Payment Dates for the Notes.











                                          3

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), National Association, As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust and
                                As Servicer of Citibank Credit Card
                                   Master Trust I



                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Vice President

Dated:  January 15, 2003

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 26, 2002
==============================================================================

This Report relates to the Due Period ending Dec 26, 2002 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........             9.10%

       Yield Component  ...................................            14.91%

       Credit Loss Component  .............................             5.81%

2. New Purchase Rate  .....................................            21.54%

3. Total Payment Rate  ....................................            17.31%

4. Principal Payment  Rate  ................................           16.46%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  69,453,208,063

     Average  ............................................  $  73,476,463,078

     Lump Sum Addition  ..................................  $   5,193,823,310

     End of Due Period  ..................................  $  77,626,994,377

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  71,790,285,978
         5-34 days delinquent  ...........................  $   3,392,620,037
        35-64 days delinquent  ...........................  $   1,080,847,247
        65-94 days delinquent  ...........................  $     743,484,882
       95-124 days delinquent  ...........................  $     599,268,945
      125-154 days delinquent  ...........................  $     483,241,361
      155-184 days delinquent  ...........................  $     412,183,250

      Current  ...........................................             91.45%
         5-34 days delinquent  ...........................              4.32%
        35-64 days delinquent  ...........................              1.38%
        65-94 days delinquent  ...........................              0.95%
       95-124 days delinquent  ...........................              0.76%
      125-154 days delinquent  ...........................              0.62%
      155-184 days delinquent  ...........................              0.52%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 26, 2002
==============================================================================

                                                            Current Due        Current Due
                                                            Period on an       Period on a
                                                            Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                                         9.10%              9.04%
  2. Weighted Average Note Rate                              2.01%              2.02%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                                 0.35%              0.37%
         Others                                              0.01%              0.01%
  4. Surplus Finance Charge Collections                      6.73%              6.64%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account             6.11%              6.03%
  6. Required Surplus Finance Charge Amount                  0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount                 6.73%              6.64%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                         $ 7,593,741,473         $ 7,591,539,140
         Principal Collections                          $ 7,050,430,218         $ 7,050,430,218
         Finance Charge Collections                     $   543,311,255         $   541,108,922
  2. Investor Default Amount                            $   211,208,228         $   211,208,228
  3. Investor Monthly Interest                          $    73,730,658         $    73,773,401
  4. Investor Monthly Fees
         Fixed Servicing Fees                           $    12,663,214         $    13,206,456
         Others                                         $       236,229         $       236,229
  5. Surplus Finance Charge Collections                 $   245,472,926         $   242,684,608
  6. Required Surplus Finance Charge Collections        $             0         $             0
  7. Aggregate Surplus Finance Charge Amount            $   245,472,926         $   242,684,608
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue
     from November 26, 2002    to December 26, 2002   , 31 days, or
     December 6 , 2002    to January 5 , 2003    , 31 days (standard basis).
                                      Page 5

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 26, 2002
==============================================================================

D. Information Regarding Regarding Notes of Citiseries
   ----------------------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount   ............   $36,528,750,000
       For all Classes except Class 2001-A3 (Dakota) ............   $24,028,750,000
       For Class 2001-A3 (Dakota) ...............................   $12,500,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............   $ 1,640,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............   $ 3,175,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....   $    58,878,537
  2b.  Targeted Deposit to Class B Interest Funding Account .....   $     2,685,144
  2c.  Targeted Deposit to Class C Interest Funding Account .....   $    12,166,977
  3a.  Balance in the Class A Interest Funding Account  .........   $    88,444,370
  3b   Balance in the Class B Interest Funding Account  .........   $     6,370,065
  3c   Balance in the Class C Interest Funding Account  .........   $    38,442,893
  4a.  Targeted Deposit to Class A Principal Funding Account ....   $ 1,488,000,000
  4b.  Targeted Deposit to Class B Principal Funding Account ....   $             0
  4c.  Targeted Deposit to Class C Principal Funding Account ....   $             0
  5a.  Balance in the Class A Principal Funding Account  ........   $ 1,488,000,000
  5b.  Balance in the Class B Principal Funding Account  ........   $             0
  5c.  Balance in the Class C Principal Funding Account  ........   $             0
  6.   Targeted  Deposit to Class C Reserve Account .............   $             0
  7.   Balance in the Class C Reserve Account  ..................   $             0

   Data Applicable to all Classes Except 2001-A3 (Dakota)
   -------------------------------------------------------
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............   $ 1,437,618,487
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............   $ 1,976,174,290
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................          7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............   $ 2,186,666,612
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................        133.33333%

   Data Applicable only to Class 2001-A3 (Dakota)(1)
   -------------------------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes  .........   $   920,705,663
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes  .........   $             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................          0.00000%

-----------------------------------------------------------------------------
 (1) All conditions precedent were satisfied for the issuance of new tranches of DAKOTA CP Notes during the Due Period ending December 26, 2002, including the condition that the weighted average remaining life to Expected Principal Payment Date of all Dakota CP Notes be 60 days or less.

                                      Page 4

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 26, 2002
==============================================================================

   Data Applicable to all Classes
   -------------------------------
   10a. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation
        of Investor Charge-Offs  ................................   $            0
   10b. Reduction in the Class B Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A Notes  ...........   $            0
   10c. Reduction in the Class C Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A or Class B Notes .   $            0
   11a. Reimbursement of Class A Nominal Liquidation Amount  ....   $            0
   11b. Reimbursement of Class B Nominal Liquidation Amount  ....   $            0
   11c. Reimbursement of Class C Nominal Liquidation Amount  ....   $            0

E. Information Regarding Distributions to Noteholders of Citiseries
   -----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................   $1,517,003,256
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................   $    2,811,111
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................   $    5,531,914
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes      ........   $1,488,000,000
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes      ........   $            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes      ........   $            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes       ........   $   29,003,256
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes       ........   $    2,811,111
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes       ........   $    5,531,914
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the applicable Payment Dates   ......   $            0

                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 26, 2002
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to
      Interest Funding Sub-Accounts

  Class/        Outstanding    Monthly     Targeted    Actual     Cumulative  Interest     Interest
  Tranche       Dollar         Accretion   Interest    Interest   Shortfall   Funding      Payment
                Principal                  Monthly     Monthly    In Interest Sub-Account  On Payment
                Amount                     Deposit     Deposit    Funding     Balance      Date
                                                                  Sub-Account
------------- --------------- ----------- ----------- ----------- ----------- ----------- ------------
Class 2000-A1   1,500,000,000           0   2,022,375   2,022,375           0   6,645,960           0
Class 2000-A2   3,000,000,000           0   4,035,833   4,035,833           0   8,489,167           0
Class 2000-A3   1,000,000,000           0   1,386,583   1,386,583           0   2,786,018           0
Class 2000-B1     350,000,000           0     518,642     518,642           0   2,309,117           0
Class 2000-B2     150,000,000           0     253,125     253,125           0           0     776,250
Class 2000-C1     600,000,000           0   3,725,000   3,725,000           0  14,900,000           0
Class 2000-C2     200,000,000           0     404,167     404,167           0           0   1,239,444
Class 2001-A1   1,500,000,000           0   2,162,917   2,162,917           0   4,549,583           0
Class 2001-A2   2,250,000,000           0   3,153,750   3,153,750           0   6,633,750           0
Class 2001-A3  12,500,000,000           0  18,317,566  18,317,566           0           0  18,317,566
Class 2001-A4   1,108,750,000           0   1,906,583   1,906,583           0           0   5,658,246
Class 2001-A5   1,250,000,000           0   1,582,292   1,582,292           0   1,582,292           0
Class 2001-A6   1,250,000,000           0   1,661,250   1,661,250           0   1,661,250           0
Class 2001-A7     420,000,000           0     537,250     537,250           0   1,092,408           0
Class 2001-A8   1,750,000,000           0   5,979,167   5,979,167           0   5,979,167           0
Class 2001-A9   1,500,000,000           0   4,705,000   4,705,000           0   4,705,000           0
Class 2001-B1     350,000,000           0     663,542     663,542           0           0   2,034,861
Class 2001-B2     390,000,000           0     634,725     634,725           0     634,725           0
Class 2001-C1     500,000,000           0   1,189,583   1,189,583           0           0   3,648,056
Class 2001-C2     250,000,000           0     456,418     456,418           0           0     456,418
Class 2001-C3     500,000,000           0   2,770,833   2,770,833           0   5,541,667           0
Class 2001-C4     100,000,000           0     187,997     187,997           0           0     187,997
Class 2002-A1   1,000,000,000           0   1,242,610   1,242,610           0   7,671,497           0
Class 2002-A1     500,000,000           0     697,917     697,917           0           0     697,917
Class 2002-A2   1,000,000,000           0   1,191,667   1,191,667           0   2,423,056           0
Class 2002-A3   1,000,000,000           0   1,247,500   1,247,500           0   2,503,215           0
Class 2002-A4     750,000,000           0   1,017,266   1,017,266           0           0   1,017,266
Class 2002-A5   1,250,000,000           0   1,510,417   1,510,417           0   1,510,417           0
Class 2002-A6               0           0     988,516     988,516           0           0     988,516
Class 2002-A7               0           0   1,015,725   1,015,725           0           0   1,015,725
Class 2002-A8   1,000,000,000           0   1,308,021   1,308,021           0           0   1,308,021
Class 2002-A9   1,000,000,000           0   1,208,333   1,208,333           0   1,208,333           0
Class 2002-B1     400,000,000           0     615,111     615,111           0     615,111           0
Class 2002-C1     400,000,000           0     841,000     841,000           0   1,769,000           0
Class 2002-C2     350,000,000           0   2,027,083   2,027,083           0  10,135,417           0
Class 2002-C3     275,000,000           0     564,896     564,896           0     564,896           0


2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Principal       Principal
                  Principal       Principal       Shortfall in    Funding         Payment On
                  Monthly         Monthly         Principal       Sub-Account     Payment Date
                  Deposit         Deposit         Funding         Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Class 2002-A6       744,000,000     744,000,000               0               0     744,000,000
Class 2002-A7       744,000,000     744,000,000               0               0     744,000,000

  -----------------------------------------------------------------------------
(2) The information reported is for the Due Period ending November 25, 2002 and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 26, 2002
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Withdrawals    Class C
                  Deposit to      Deposit to      Shortfall in    From Class C   Reserve
                  Class C         Class C         Class C         Reserve        Sub-Account
                  Reserve         Reserve         Reserve         Balance        Balance
                  Sub-Account     Sub-Account     Sub-Account     Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.

  -----------------------------------------------------------------------------

4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of
Class B and Class C Subordinated Amounts

Class/Tranche     Maximum         Maximum         Class A         Class A        Cummulative     Cummulative
                  Enhancement     Enhancement     Usage of        Usage of       Class A         Class A
                  Amount          Amount          Class B         Class C        Usage of        Usage of
                  Available       Available       Subordinated    Subordinated   Class B         Class C
                  from Class      from Class      Amount for      Amount for     Subordinated    Subordinated
                  B Notes         C Notes         this Due        this Due       Amount          Amount
                                                  Period          Period
--------------- --------------- --------------- --------------- --------------- ---------------  ---------------
Class 2000-A1     89,743,650.00  119,658,150.00
Class 2000-A2    179,487,300.00  239,316,300.00
Class 2000-A3     59,829,100.00   79,772,100.00
Class 2001-A1     89,743,650.00  119,658,150.00
Class 2001-A2    134,615,475.00  179,487,225.00
Class 2001-A3               .00  868,983,750.00
Class 2001-A4     66,335,514.63   88,447,315.88
Class 2001-A5     74,786,375.00   99,715,125.00
Class 2001-A6     74,786,375.00   99,715,125.00
Class 2001-A7     25,128,222.00   33,504,282.00
Class 2001-A8    104,700,925.00  139,601,175.00
Class 2001-A9     89,743,650.00  119,658,150.00
Class 2002-A1     59,829,100.00   79,772,100.00
Class 2002-A10    29,914,550.00   39,886,050.00
Class 2002-A2     59,829,100.00   79,772,100.00
Class 2002-A3     59,829,100.00   79,772,100.00
Class 2002-A4     44,871,825.00   59,829,075.00
Class 2002-A5     74,786,375.00   99,715,125.00
Class 2002-A6              0.00   59,350,442.00
Class 2002-A7              0.00   51,721,913.00
Class 2002-A8     59,829,100.00   79,772,100.00
Class 2002-A9     59,829,100.00   79,772,100.00

  -----------------------------------------------------------------------------

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of
Class C Subordinated Amounts

Class/Tranche     Maximum         Class B        Cumulative
                  Enhancement     Usage of       Class B
                  Amount          Class C        Usage of
                  Available       Subordinated   Class C
                  from Class      Amount for     Subordinated
                  C Notes         this Due       Amount
                                  Period
--------------- --------------- --------------- ---------------
Class 2000-B1    466,666,665.00
Class 2000-B2    199,999,995.00
Class 2001-B1    466,666,655.00
Class 2001-B2    519,999,987.00
Class 2002-B1    533,333,320.00

  -----------------------------------------------------------------------------

6. Reductions and Reimbursements to Nominal Liquidation Amount

  Class/Tranche   Reduction       Reduction       Cummulative       Cummulative       Reimbursement
                  Resulting from  Resulting       Reduction         Reduction         of prior
                  an Allocation   from a          Resulting from    Resulting from    reductions of
                  of Investor     Reallocation    an Allcation      a Reallocation    Nominal
                  Charge-offs     of Principal    of Investor       of Principal      Liquidation
                  for this Due    Collections     Charge-offs       Collections to    Amount for
                  Period          to pay          (net of           pay interest on   this Due
                                  interest on     Reimbursements)   senior classes    Period
                                  senior                            of Notes (net of
                                  classes of                        Reimbursements
                                  Notes for
                                  this Due
                                  Period
--------------- ---------------  ---------------   --------------- ---------------    ---------------
Nothing to report for this period.

  -----------------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this 24th day of January, 2003.



                        CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION As Managing Beneficiary of Citibank Credit
                                Card Issuance Trust
                                and
                        As Servicer of Citibank Credit Card
                                Master Trust I




                        By:             /s/ Andrew Lubliner
                           ---------------------------------------------
                            Name:           Andrew Lubliner
                            Title:       horized Representative